





LEXINGTON REALTY TRUST

INVESTOR PRESENTATION

May 2016

Disclosure

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve known and unknown risks, uncertainties or other factors not under Lexington Realty Trust's ("Lexington" or "LXP") control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those factors and risks detailed in Lexington's filings with the Securities and Exchange Commission. Except as required by law, Lexington undertakes no obligation to (1) publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events or (2) update or supplement forward-looking statements that become untrue because of subsequent events. Accordingly, there is no assurance that Lexington's expectations will be realized.

For additional disclosure pertaining to net operating income (NOI) , internal rate of return (IRR) and 'Company Funds From Operations' (Company FFO), please see page 28 of this presentation.

Company Overview

LEXINGTON REALTY TRUST (NYSE: LXP)

Long History

Franchise founded in 1973

Public since 1993

Consistent dividend paying company for 22 years

Investment grade credit ratings by S&P, Moody's and Fitch

Portfolio Snapshot

$5.0 billion company (gross book value)

213 properties, including land, across 42.2 million square feet in 40 U.S. states

Approximately 97% leased

Pay quarterly an annualized dividend of $0.68 per common share

Experienced Team

Seasoned executive management averaging 19 years with LXP

Consistently improving portfolio quality

Prudent managers of capital

Experienced portfolio and asset management teams focused on enhancing operating results

As of March 31, 2016.

Investment Features

Focused Single-Tenant, Net-Lease Strategy

Diversified Portfolio

Attractive Growth Prospects

Active Portfolio Management

Consistent Operating Performance

Flexible Balance Sheet

Strong Dividend with Conservative Payout Ratio



LXP LISTED NYSE

Focused Investment Strategy

INVESTMENT FOCUS	▪ Primarily build-to-suit and sale-leaseback investments ▪ Long-term net leases, typically 15-20 years ▪ Single-tenant properties
SECTOR	▪ Industrial, office and select specialty real estate
PORTFOLIO MANAGEMENT	▪ Originate, operate and sell certain properties with more than 10 years of remaining lease term ▪ Continue to manage and operate properties in "core" markets or that are mission critical facilities
PORTFOLIO REPOSITIONING	▪ Reduce multi-tenant exposure ▪ Exit "non-core" office markets ▪ Sales proceeds used for deleveraging/investments that maximize value
ASSET MANAGEMENT	▪ Tenant relationship focus ▪ Proactively manage lease expirations and weighted-average lease term ▪ Sustain high levels of occupancy
BALANCE SHEET	▪ Maintain modest leverage ▪ Access to secured and investment-grade unsecured debt with balanced maturities ▪ Hold predominately long-term, fixed-rate debt

Investment Strategy Opportunities

Build-to-Suit Projects

- Ability to originate a transaction for a yield premium
- Less competition in market provides more opportunities with attractive pricing
- Potential to make favorable returns with less risk by managing exit strategy

Sale Leasebacks

- Ability to secure a long-term lease with existing tenant
- Real estate strategically essential to tenant—could lead to lower tenant default risk
  - Favorable returns compared to corporate bonds of similar credit risk

Advantages

Net-Lease Properties

- Sustained, predictable cash flows
- Low inflation risk due to tenant operating expense obligations
- High levels of occupancy and lower turnover
- Less cap-ex requirements
- Long-term leases with rent bumps

Long-Term Leases

- Total rent payable tends to exceed purchase price
- Likelihood of change in tenant needs
- Market rents can grow faster than lease escalations
- Wide window to optimize exit strategy and maximize returns

LXP LISTED NYSE

Portfolio Transformation Continues…

Through its focused strategy, Lexington continues to show meaningful progress towards creating a best-in-class net-lease REIT.

Portfolio Metrics	2013[1]	Q1 2016[2]	Status
Office Exposure[3]	61.3%	50.3%	↓
Multi-Tenant Exposure[3]	7.9%	1.8%	↓
% of Revenue from Long-Term Leases[4]	30.1%	45.2%	↑
Average Lease Duration *(years)*[5]	11.2	12.7	↑
Unencumbered NOI	55.3%	67.0%	↑
Weighted-Avg. Debt Maturity *(years)*	7.0	7.2	↑
Weighted-Avg. Interest Rate	4.71%	4.08%	↓

(1) As of December 31, 2013. (2) As of March 31, 2016. (3) As a percentage of rent for the year ended December 31, 2013 and the quarter ended March 31, 2016, respectively. GAAP rent recognized for consolidated properties owned as of December 31, 2013 and March 31, 2016, respectively. (4) Leases with remaining term of 10 years or longer. (5) Cash basis for consolidated properties owned as of each December 31, 2013 and March 31, 2016, respectively. Not adjusted to reflect NY land leases through the first purchase option date.

LXP LISTED NYSE

2016 Business Plan Highlights(1)

Dispositions

- Dispose of approximately $600-$700 million of office, multi-tenant, and NYC land investments at targeted capitalization rate of 5.75%-6.50%(2)

Acquisitions

- Committed to $215 million in build-to-suit projects to be primarily funded with disposition proceeds
- Potential to acquire additional build-to-suits or sale leasebacks with attractive pricing

Balance sheet

- Retire approximately $325 million of secured debt with disposition proceeds
- Add approximately $175-$200 million of longer-term debt and pay down credit line
- Target net debt to EBITDA of 6.0-6.5x by end of 2016

Capital Markets

- Do not need to raise equity in 2016

Leasing Costs/TIs

- Expected to be approximately $25 million for remainder of 2016

New 2016 Company FFO guidance range of $1.03 to $1.08 per diluted common share.(3)

Forward-looking statements: see disclaimer on page 2.

(1) As of May 5, 2016. (2) Sold $121.8 million of assets as of May 5, 2016. (3) 2016 Company FFO guidance assumes remaining NYC land investments sold as of June 30, 2016 at a sub 4.75% cap rate and the retirement of $325 million of secured debt, among other things. Guidance is forward looking, based on current expectations, and excludes the impact of certain items.

Well Diversified by Geography/Property Type


4
2
1
2
5
1
7
5
2
1
2
2
3
3
23
3
2
2
3
7
10
5
4
14
6
15
2
2
8
4
8
9
10
13
11
1
3
1
5
2
2

States with rental revenue greater than $10 million on an annualized GAAP basis.

Number of Properties


94
68
29
12
10
Office
Industrial
Retail
Multi-Tenant
Land/Infrastructure

Square Footage ***(Millions)***


25.8
12.6
2.3
1.3
0.2
Industrial
Office
Multi-Tenant
Retail/ Specialty
Land/ Infrastructure

LXP LISTED NYSE

Note: All information as of March 31, 2016. Numbers indicated in the individual states represent number of properties owned in each state.

Revenue Sources by Property Type

Lexington continues to improve and diversify its revenue sources.



2013(1)
2.8%
3.4%
7.9%
24.6%
61.3%



Q1 2016(2)
1.8%
2.4%
15.1%
30.4%
50.3%
Land/Infrastructure
Office
Industrial
Multi-Tenant
Retail/Specialty

(1) GAAP revenue as of December 31, 2013. (2) GAAP revenue as of March 31, 2016.

LXP LISTED NYSE

Strong Tenant Diversification

Top 10 Tenants/Lease Guarantor[1]	Primary Lease Term Expiration Year	# of Leases	% of Base Rent [1,2]
FedEx Corporation / Federal Express Corporation	19/21/28	3	3.5%
Preferred Freezer Services of Richland, LLC	2035	1	3.0%
Metalsa Structural Products, Inc./ Dana Structural Products, LLC	21/25/26	7	2.9%
Nissan North America, Inc.	23/27	2	2.6%
Heidelberg Americas, Inc./Heidelberg Druckmaschinen AG[3]	2026	1	2.4%
United States of America	18/27/31	3	2.4%
Swiss RE America Holding Corporation / Westport Insurance Corp.	18/19	2	2.1%
Xerox Corporation	2023	1	2.0%
Michelin North America, Inc.	16/19/20	3	2.0%
Morgan, Lewis and Bockius LLP	2021	1	2.0%
% of Top10 Tenants			**24.9%**

Revenue by Credit Rating [4]


14.6%
Non-IG
32.8%
Investment
Grade
52.6%
Unrated

(1) Based on cash rent for the quarter ended March 31, 2016 for consolidated properties owned as of March 31, 2016. (2) Total shown may differ from detailed amounts due to rounding. (3) Heidelberg Americas, Inc. lease expires March 30, 2021; however, new tenant's (Goss International Americas, Inc.) lease expires March 30, 2026. Tenant pays rent semi-annually in uneven amounts. (4) Based on GAAP rent for the year ended March 31, 2016, for consolidated properties owned as of March 31, 2016.

Execution: Strong Acquisition Activity

Lexington has been able to maintain strong acquisition activity with attractive pricing.



Property Acquisition Volume and Cap Rate(1)
($ in millions)
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
8.8%
8.4%
5.9%
7.6%
7.4%
7.1%
$128.2
$247.0
$590.4
$212.3
$483.0
$352.4
2011
2012
2013
2014
2015
2016 Projected

(1) Includes 100% of joint venture acquisitions ($86.5 million projected in 2016, $39.5 million in 2013, $57.5 million in 2012 and $15.3 million in 2011) and excludes the acquisition of NLS on September 1, 2012. There can be no assurance that projected 2016 acquisition volume or capitalization rates will be attained. '2016 Projected' represents acquisitions closed as of May 5, 2016 and current build-to-suits under construction that are expected to be completed in 2016.

LXP LISTED NYSE

External Growth Prospects-Build-to-Suit Pipeline

LXP LEXINGTON REALTY TRUST

Future build-to-suit investments are estimated to add consolidated annual revenue of $28.4 million to the portfolio.[1]

	Anderson, SC	Houston, TX[2]	Lake Jackson, TX	Charlotte, NC	Opelika, AL
Type	Industrial	Private School	Office	Office	Industrial
Square Feet	1,325,000	274,000	664,000	201,000	165,000
Estimated Completion Cost ***(millions)***	$70.0	$86.5	$166.2	$62.4	$37.0
Investment Balance 3/31/2016 ***(millions)***	$37.0	$53.5	$63.3	$15.0	n/a
Lease Term	20 years	20 years	20 years	15 years	25 years
Initial Cap Rate	5.9%	7.5%	7.3%	8.3%	7.1%
Escalations	2% annually	Lesser of 2% or 2X CPI increase	2% annually	2% annually	2% annually
Estimated Completion Date	**2Q 2016**	**3Q 2016**	**4Q 2016**	**Q1 2017**	**Q2 2017**

(1) No assurances can be given that any of these investments will be completed or, if completed, will perform to our expectations.
(2) Lexington has a 25% interest in the joint venture as of the date of this presentation.

LXP LISTED NYSE

Build-to-Suit Investment Rationale: Preferred Freezer

- Acquired in Q4 2015 for approx. $152 million
- Attractive initial cash cap rate of 7.1% and GAAP cap rate of 8.6%
- 456,400 sq. foot state-of-the-art industrial facility located in Washington State
- Lease payments backed by strong credit—ConAgra Foods, Inc.
- Obtained $110 million 10-year mortgage financing at a 4% fixed rate
- Long-term lease of 20 years
- 2016 cash-on-cash return of approximately 15%
- Attractive long-term estimated internal rate of returns (IRR):

Investment Hold *(years)*	Exit Cap Rate	Estimated IRR
10	7.0%	20.3%
10	8.0%	18.3%
10	9.0%	16.4%
10	10.0%	14.6%


PREFERRED FREEZER SERVICES


IR 2
IR 3

Build-to-Suit Investment Rationale: McGuireWoods

- Acquired in Q4 2015 for approx. $101.5 million[1]
- Attractive initial cash cap rate of 8.2% and GAAP cap rate of 9.0%[1]
- 330,000 sq. foot new office building in desired Richmond, VA location
- Match-funded 15-year financing with 15-year lease
  - 5.2% fixed interest rate, 10-yr interest only followed by 30-year ammortization
  - Significantly reduces residual risk
- As is, estimated cash-on-cash returns ranging from 10.5%-13.6% (life of lease)
- Strong tenant, McGuireWoods, occupying majority of building
- Ability to lease up 15.6% of space for further value creation

Estimated Internal Rate of Return (IRR) Scenarios

Conservative Scenario[2]

Price/SF Sold	$250	$225	$200	$162 *(Debt Balance)*
Estimated IRR	10.35%	9.79%	9.16%	8.14%

Lease-up scenario[3]

Price/SF Sold	$250	$225	$200	$162 *(Debt Balance)*
Estimated IRR	12.20%	11.76%	11.28%	10.54%



(1) Initial basis does not include $8.1 million for estimated earnout lease payments for developer leased space. Initial yields include $4.2 million of earnout lease payments earned but not yet paid as of March 31, 2016.

(2) Assumes remaining two floors stay vacant over the hold period.
(3) Assumes remaining two floors are leased by July 1, 2016 and McGuireWoods exercises their expansion options for this space in year 5 and 10.

Portfolio Repositioning Activity

Lexington has consistently used proceeds from non-core dispositions to recycle capital into higher-quality properties.



Disposition Volume and Cap Rate(1)
Disposition Volume (millions)
$300
$250
$200
$150
$100
$50
$0
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.4%
7.2%
3.6%
6.5%
6.3%
5.9%
2011
2012
2013
2014
2015
Q1 2016/Subsequent



Long-term Lease Revenue(2)
60%
50%
40%
30%
20%
10%
0%
15%
23%
30%
41%
41%
45%
2011
2012
2013
2014
2015
Q1 2016

(1) As of May 5, 2016. Includes assets disposed of that were either vacant or not stabilized. Does not include $6.7 million received in connection with the sale of a non-consolidated office property during the first quarter of 2016. (2) Revenue from leases longer than ten years. Based on consolidated GAAP rent.

Asset Repositioning Case Study: Sea Harbor Center

- Vacated in 2008
- Conversion to multi-tenant
- Lexington invested $39 million
- Occupancy raised to 99.7%[(1)]
- Sold for $64.7 million in June 2015



Sea Harbor Center
Orlando, Florida



Net Operating Income
Millions
$3.0
$2.0
$1.0
$ -
$(1.0)
$(2.0)
$(0.4)
$(0.8)
$(0.8)
$(0.6)
$2.7
2010
2011
2012
2013
2014



Occupancy
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
0.0%
0.0%
74.5%
86.9%
99.7%
2010
2011
2012
2013
2014

(1) At closing in June 2015.

Asset Repositioning Case Study: Transamerica Tower

- 27% occupancy at the end of 2009
- Lexington invested $55 million[(1)]
- Occupancy raised to 94.2%[(2)]
- NOI grew from $(3.8) million to $8.5 million
- Sold for $121.0 million in August 2015



Transamerica Tower
Baltimore, MD



Net Operating Income
Millions
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$(2.0)
$(4.0)
$(6.0)
$(3.8)
$(1.1)
$4.7
$7.5
$8.5
2010
2011
2012
2013
2014



Occupancy
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
74.9%
95.1%
95.4%
95.4%
92.1%
2010
2011
2012
2013
2014

(1) Since single-tenant termination in 2008. Amount is net of $27.0 million termination fee, but includes adjacent garage construction funding since single-tenant termination.
(2) Tower only at June 30, 2015.

Asset Repositioning Case Study: Corporate Center At The Gardens

- Vacated in 2011
- Lexington invested $11.6 million
- Occupancy raised to 100.0%
- NOI grew from $(0.3) million to $1.6 million at forcasted stabilization
- Sold for $30.1 million in March 2016



Corporate Center At The Gardens
Palm Beach Gardens, FL


Net Operating Income
Millions
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$-
$(0.2)
$(0.4)
$(0.6)
$(0.3)
$(0.4)
$(0.1)
$0.1
$1.1
2011
2012
2013
2014
2015


Occupancy
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
19.6%
26.4%
36.3%
94.9%
100.0%
2011
2012
2013
2014
2015

Managing Lease Expirations

Balanced rollover with meaningful progress addressing expirations.



Lease Rollover Distribution(1)
25%
15%
5%
29.6%
23.7%
19.5%
27.2%
Through 2020
2021-2025
2026-2030
Post 2030



Lease Expiration Schedule (By Percentage of GAAP Rent)(2)
Q1 2016
Q1 2015
10%
0%
2016 2.4% 4.3%
2017 7.3% 5.5%
2018 6.0% 6.9%
2019 7.6% 7.9%
2020 5.6% 7.6%
2021 6.2% 5.7%
2022 3.2% 3.4%
2023 2.9% 3.8%
2024 3.1% 3.7%
2025 8.2% 11.0%

(1) Based on consolidated GAAP rent for quarter ended March 31, 2016, excluding parking operations.
(2) As a percentage of consolidated GAAP rent for the quarter ended March 31, 2016 and March 31, 2015 for single-tenant leases, excluding parking operations.

Stable and Predictable Cash Flows



Weighted-Average Lease Term(1)
(In Years)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
6.9
8.2
11.2
8.6
12.1
9.1
12.6
9.2
12.7
2012
2013
2014
2015
Q1 2016
Cash Basis Adjusted
Cash Basis



Scheduled Rental Increases(2)
15.5%
19.4%
65.1%
Annual increases
Flat
Other scheduled increases

Approximately 70% of office revenue is derived from long-term leases or leases executed after January 1, 2009.



Lease Type(3)
45.2%
54.8%
Leases Under 10 Years Remaining
Leases Over 10 Years Remaining

(1) As of March 31, 2016. Cash basis for consolidated properties. Cash basis adjusted reflects NY land leases to the first purchase option date. (2) Based on consolidated cash rent for the quarter ended March 31, 2016 for single-tenant leases. Excludes parking operations and $3.8 million in step-down leases. (3) Based on GAAP rent for the quarter ended March 31, 2016.

Strong Operational Performance

LXP continues to maintain high occupancy through its proactive leasing efforts.



Historical Occupancy and Leasing Volume
Leasing Volume
SF in 000s
8,000
6,000
4,000
2,000
-
100.0%
95.0%
90.0%
85.0%
93.4%
95.9%
97.3%
97.6%
96.4%
96.8%
96.7%
2010
2011
2012
2013
2014
2015
Q1 2016

LXP LISTED NYSE

Flexible Capital Structure(1)

Focus on maintaining maximum flexibility to access most advantageous source of capital.


Convertible Debt, 0.3%
Unsecured Bond Debt, 11.1%
Trust Preferred, 2.9%
Unsecured Term Debt, 11.2%
Preferred Equity, 2.1%
Mortgage Debt, 20.7%
Common Equity, 48.4%
Unsecured Credit Facility, 3.3%

Debt	Amount ($ in Millions)	Interest Rate/ Coupon
Unsecured Credit Facility – 2019	$ 147.0	L + 100 bps
Unsecured Term Loan Due 2020	250.0	2.19%
Unsecured Term Loan Due 2021	255.0	2.52%
Convertible Guaranteed Notes	12.4	6.00%
Unsecured bonds due 2023	250.0	4.25%
Unsecured bonds due 2024	250.0	4.40%
Mortgages	933.4	4.89%
Trust Preferred	129.1	6.80%
Total – Debt	**$ 2,226.9**	**4.08%**
Preferred		
Preferred C	$ 96.8	6.50%
Total – Preferred	**$ 96.8**	
Total – Common equity(2)	**$2,182.9**	
Total	**$4,506.6**	

(1) Data reflects balances at March 31, 2016.
(2) Data includes OP Units and reflects a common share price of $9.14 at May 6, 2016.

Balance Sheet Strategy

Lexington will focus on extending maturities, unencumbering assets, maintaining its investment-grade ratings and selectively utilizing secured financing.



LXP Debt Maturity Profile ($000's)(1)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
5.8%
5.6%
6.0%
6.0%
5.7%
1.4%
6.2%
2.2%
6.1%
2.5%
4.3%
4.4%
4.1%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Actual Mortgage Balloon Debt
Corporate Debt

(1) As of March 31, 2016. Percentage denotes weighted-average interest rate.

Strong Dividend Yield

Strong dividend yield relative to its peers, REITs and other equity investments.



Current Dividend Yield
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
7.4%
5.5%
3.0%
4.2%
2.6%
2.1%
1.6%
LXP
Net Lease
Off/Ind REITs
All REITs
Dow Jones
S&P 500
Russell 2000

Source: KeyBanc and Bloomberg as of May 6, 2016. LXP's current dividend yield reflects common share price of $9.14 at May 6, 2016.

Conservative Payout Ratio

LXP believes its low payout ratio relative to its peers could improve growth prospects over time.



2016 Estimated FFO Payout Ratio
80%
70%
60%
50%
40%
30%
20%
10%
0%
63.6%
62.1%
52.3%
74.0%
LXP
Industrial REITs
Office REITs
Net-Lease REITs



2016 Estimated AFFO Multiples
25.0
20.0
15.0
10.0
5.0
0.0
11.0x
22.1x
21.1x
13.8x
LXP
Industrial REITs
Office REITs
Net-Lease REITs

Source: KeyBanc. Data as of May 6, 2016.

LXP LISTED NYSE

Investment Features

Focused Single-Tenant, Net-Lease Strategy

Diversified Portfolio

Attractive Growth Prospects

Active Portfolio Management

Consistent Operating Performance

Flexible Balance Sheet

Strong Dividend with Conservative Payout Ratio



LXP LISTED NYSE

Additional Disclaimers

Funds from Operations (FFO): The National Association of Real Estate Investment Trusts, Inc. ("NAREIT") defines FFO as "net income (or loss) computed in accordance with Generally Accepted Accounting Principles (GAAP), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. Lexington presents FFO available to common shareholders and unitholders - basic.

Lexington also presents FFO available to common shareholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted at the beginning of the period. Lexington also presents Company FFO which adjusts FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others. Company FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Net operating income (NOI): a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington's historical or future financial performance, financial position or cash flows.

Initial cash capitalization rate, internal rate of return (IRR), and cash-on-cash return: measures of operating performance used to evaluate the individual performance of an investment. These measures are not presented or intended to be viewed as liquidity or performance measures that present a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. Expectations may not be realized.



LXP
LEXINGTON
REALTY TRUST

LEXINGTON REALTY TRUST

A real estate investment trust specializing in single-tenant commercial properties.